Quarterly Holdings Report
for
Fidelity® Clean Energy ETF
March 31, 2023
CET-NPRT3-0523
1.9903830.101
Common Stocks - 100.0%
	Shares	Value ($)
INDUSTRIALS - 28.0%
Construction & Engineering - 2.9%
OX2 AB (a)	73,877	549,649
Xinte Energy Co. Ltd. (H Shares)	257,600	662,873
		1,212,522
Electrical Equipment - 25.1%
Abalance Corp.	10,600	633,977
Array Technologies, Inc. (a)	43,301	947,426
Bloom Energy Corp. Class A (a)	42,863	854,260
CS Wind Corp.	12,983	727,012
Doosan Fuel Cell Co. Ltd. (a)	22,901	590,182
Nordex SE (a)	48,001	704,817
Plug Power, Inc. (a)	84,772	993,528
PowerCell Sweden AB (a)	39,116	443,045
Shoals Technologies Group, Inc. (a)	36,030	821,124
Sunrun, Inc. (a)	42,803	862,480
TPI Composites, Inc. (a)	40,230	525,002
Vestas Wind Systems A/S	61,863	1,795,467
Xinjiang Goldwind Science & Technology Co. Ltd. (H Shares)	557,200	476,285
		10,374,605
TOTAL INDUSTRIALS		11,587,127
INFORMATION TECHNOLOGY - 21.7%
Electronic Equipment & Components - 1.7%
Landis+Gyr Group AG	9,079	696,168
Semiconductors & Semiconductor Equipment - 20.0%
Canadian Solar, Inc. (a)	18,436	733,937
Enphase Energy, Inc. (a)	8,507	1,788,852
First Solar, Inc. (a)	8,045	1,749,788
Flat Glass Group Co. Ltd.	225,000	644,909
JinkoSolar Holdings Co. Ltd. ADR (a)	13,951	711,780
Maxeon Solar Technologies Ltd. (a)	24,379	647,019
SMA Solar Technology AG (a)	8,416	904,756
Xinyi Solar Holdings Ltd.	902,000	1,081,258
		8,262,299
TOTAL INFORMATION TECHNOLOGY		8,958,467
UTILITIES - 50.3%
Electric Utilities - 8.2%
Acciona SA	5,250	1,053,503
ORSTED A/S (b)	17,368	1,477,783
Verbund AG	9,855	856,557
		3,387,843
Independent Power and Renewable Electricity Producers - 42.1%
Atlantica Sustainable Infrastructure PLC	26,418	780,916
Boralex, Inc. Class A	29,599	899,988
Brookfield Renewable Corp.	31,621	1,104,229
China Datang Corp. Renewable Power Co. Ltd.	1,579,000	565,225
China Longyuan Power Grid Corp. Ltd. (H Shares)	760,000	868,439
Clearway Energy, Inc. Class C	26,042	815,896
Corp. ACCIONA Energias Renovables SA	20,323	789,578
Drax Group PLC	113,850	855,177
EDP Renovaveis SA	45,362	1,039,390
Encavis AG	41,489	711,295
Enlight Renewable Energy Ltd. (a)	43,547	725,773
ERG SpA	24,044	730,388
Innergex Renewable Energy, Inc.	65,762	713,331
Neoen SA (b)	24,169	760,181
Northland Power, Inc.	44,415	1,111,893
Ormat Technologies, Inc.	11,043	936,115
ReNew Energy Global PLC (a)	97,794	549,602
RENOVA, Inc. (a)	33,800	505,387
Scatec Solar AS (b)	82,583	547,867
Solaria Energia y Medio Ambiente SA (a)	36,467	657,883
Sunnova Energy International, Inc. (a)	40,843	637,968
TransAlta Renewables, Inc.	67,167	617,399
West Holdings Corp.	20,000	486,889
		17,410,809
TOTAL UTILITIES		20,798,652
TOTAL COMMON STOCKS (Cost $43,838,547)		41,344,246

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $43,838,547)	41,344,246
NET OTHER ASSETS (LIABILITIES) - 0.0%	13,485
NET ASSETS - 100.0%	41,357,731

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,785,831 or 6.7% of net assets.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.86%	-	3,229,982	3,229,982	897	-	-	-	0.0%
Total	-	3,229,982	3,229,982	897	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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